EXHIBIT 10.3

SIXTH AMENDMENT TO LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of February 22, 2022 (the “Sixth Amendment Effective Date”), by and between: ENTERPRISE FINANCIAL SERVICES CORP, a Delaware corporation (“Borrower”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); and has reference to the following facts and circumstances: (the “Recitals”):

A.    Borrower and Lender are parties to the Loan Agreement dated as of February 24, 2016 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.    The Agreement was previously amended as described in the First Amendment to Loan Agreement dated as of February 23, 2017, the Second Amendment to Loan Agreement dated as of February 23, 2018, the Third Amendment to Loan Agreement dated as of February 22, 2019, the Fourth Amendment to Loan Agreement dated as of February 22, 2020 and the Fifth Amendment to Loan Agreement dated as of February 22, 2021; Borrower desires to further extend the Revolving Credit Period in the manner set forth below and Lender agrees to said requests on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Recitals. The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2. Amendment to Agreement. As of the Sixth Amendment Effective Date, the Agreement is amended as follows:

(a) The definitions of “Applicable Margin”, “Benchmark”, “New York Banking Day”, “Permitted Acquisition”, “Rate Adjustment Date”, “Revolving Credit Period” and “Term SOFR” in Section 1.01 (Definitions) of the Agreement are deleted and replaced with the following:

Applicable Margin means an annual rate of 1.36%.

Benchmark is defined in Section 2.03(d)(i).

New York Banking Day means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York,

Permitted Acquisition means any Acquisition by Borrower of the assets or Capital Stock of an ongoing business similar to, consistent with or complementary of the lines of business of Borrower, Subsidiary Bank and their Subsidiaries as of the date of this Agreement which satisfies each of the following conditions: (a) Borrower provides Lender with such financial and other information concerning such Acquisition as Lender may reasonably request; (b) the total purchase price (including fees and expenses) for the Acquisition in question (whether payable at closing or at any time or times after closing of such Acquisition, and if payable after closing and not determinable prior to closing, as reasonably estimated by Borrower and in any event including the amount of any

Indebtedness or liabilities assumed by Borrower as a part of such Acquisition) does not exceed an amount greater than 30% of Consolidated Net Assets; (c) both immediately before and immediately after giving effect to such Acquisition, no Default or Event of Default shall exist; and (d) such Acquisition is not prohibited under the terms of any other agreement executed by Borrower, Subsidiary Bank or any of their Subsidiaries, including, without limitation, any agreement pertaining to or evidencing any other permitted Indebtedness of Borrower, Subsidiary Bank or any of their Subsidiaries.

Rate Adjustment Date means the first day of each month; provided that If the initial Loan made on or after the Sixth Amendment Effective Date occurs other than on a Rate Adjustment Date, the initial Term SOFR that Term SOFR in effect two (2) New York Banking Days prior to the later of (a) the immediately preceding Rate Adjustment Date and (b) Sixth Amendment Effective Date, which rate plus the Applicable Margin shall be in effect until the next Rate Adjustment Date.

Revolving Credit Period means the period commencing on the date of this Agreement and ending February 22, 2023; provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 7 or otherwise.

Term SOFR means the one-month forward-looking term rate based on SOFR, quoted by Lender from the Term SOFR Administrator’s Website (or other commercially available source providing such quotations as may be selected by Lender from time to time), which shall be that one-month Term SOFR in effect two (2) New York Banking Days prior to the Rate Adjustment Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, and reset monthly on each Rate Adjustment Date; provided that if the Term SOFR rate is not published on such New York Banking Day due to a holiday or other circumstance that Lender deems in its sole discretion to be temporary, the applicable Term SOFR shall be the Term SOFR last published prior to such New York Banking Day.

(b) The following definitions of “Sixth Amendment Effective Date” and “Term SOFR Administrator’s Website” are added to Section 1.01 (Definitions) of the Agreement:

Sixth Amendment Effective Date is February 22, 2022.

Term SOFR Administrator’s Website means the website or any successor source for Term SOFR identified by CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR).

(c) Section 2.03(a) (Interest Rates and Payments) of the Agreement is deleted and replaced with the following:

(a) Interest on the principal balance of each Loan shall accrue at an annual rate equal to the Applicable Margin plus the greater of (i) 0% and (ii) Term SOFR.

(d) Section 2.03(d) (Interest Rates and Payments) of the Agreement is deleted and replaced with the following:

(d) Lender’s internal records of applicable interest rates (including without limitation Lender’s designation of any successor interest rate index if the rate index described above shall become temporarily unavailable) shall be determinative in the absence of manifest error. If Lender determines in its sole discretion that (i) the administrator of Term SOFR, or any relevant agency or authority for such administrator of Term SOFR (or any substitute index which replaces Term SOFR (Term SOFR or such replacement, the “Benchmark”)), has announced that such Benchmark will no longer be provided, (ii) any relevant agency or authority has announced that such Benchmark is no longer representative, or (iii) any similar circumstance exists such that such Benchmark has become permanently unavailable or ceased to exist, Lender will (x) replace such Benchmark with a replacement rate or (y) if any such circumstance applies to fewer than all tenors of such Benchmark used for determining an interest period hereunder, discontinue the availability of the affected interest periods. In the case of Term SOFR, such replacement rate will be Daily Simple SOFR. In the case of a replacement rate other than Term SOFR, Lender may add a spread adjustment selected by Lender, taking into consideration any selection or recommendation of a replacement rate by any relevant agency or authority, and evolving or prevailing market practice. In connection with the selection and implementation of any such replacement rate, Lender may make any technical, administrative or operational changes that Lender decides may be appropriate to reflect the adoption and implementation of such replacement rate. Without limitation of the foregoing, in the case of a transition to Daily Simple SOFR, Lender will remove any option to select another rate that may change or is reset on a daily basis, including, without limitation, the Prime Rate. Lender does not warrant or accept any responsibility for the administration or submission of, or any other matter related to, Term SOFR or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation whether any such alternative, successor or replacement rate will have the same value as, or be economically equivalent to, Term SOFR. Lender's internal records of applicable interest rates shall be determinative in the absence of manifest error.

3. Costs and Expenses. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.

4. References to Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

6. Representations and Warranties. Borrower represents and warrants to Lender that as of the Sixth Amendment Effective Date:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing, recording or registration with, any governmental or regulatory instrumentality, authority, body, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By‑laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any governmental authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower in the Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

7. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

9. Notice Required by Section 432.047 R.S. Mo. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

10. Counterparts. This Amendment may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

11. Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of Secretary (with resolutions attached), certified by the Secretary of Borrower;

(c) recent certificates of corporate good standing for Borrower, issued by the Secretaries of State of Delaware and Missouri; and

(d) such other documents and information as reasonably requested by Lender.

Borrower and Lender executed this Amendment as of the Sixth Amendment Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
SIXTH AMENDMENT TO LOAN AGREEMENT

Borrower:

ENTERPRISE FINANCIAL SERVICES CORP

By: /s/ Matt Eusterbrock
Name: Matt Eusterbrock
Title: Senior Vice President- Finance

SIGNATURE PAGE- LENDER
SIXTH AMENDMENT TO LOAN AGREEMENT

Lender:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Phillip S. Hoerchler
Name: Phillip S. Hoerchler
Title: Vice President

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of February 22, 2021 (the “Effective Date”), by and between: ENTERPRISE FINANCIAL SERVICES CORP, a Delaware corporation (“Borrower”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); and has reference to the following facts and circumstances: (the “Recitals”):

A. Borrower and Lender are parties to the Loan Agreement dated as of February 24, 2016 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B. The Agreement was previously amended as described in the First Amendment to Loan Agreement dated as of February 23, 2017, the Second Amendment to Loan Agreement dated as of February 23, 2018, the Third Amendment to Loan Agreement dated as of February 22, 2019 and the Fourth Amendment to Loan Agreement dated as of February 22, 2020; Borrower desires to further extend the Revolving Credit Period in the manner set forth below and Lender agrees to said requests on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.    Recitals. The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2. Amendment to Agreement. As of the Effective Date, the Agreement is amended as follows:

(a) The definitions of “Reprice Date” and “Revolving Credit Period” in Section 1.01 (Definitions) of the Agreement are deleted and replaced with the following:

Rate Adjustment Date means the first day of each month. If the initial Loan under this Agreement occurs other than on the Rate Adjustment Date, the initial one-month LIBOR rate shall be that one-month LIBOR rate in effect two New York Banking Days prior to the later of (a) the immediately preceding Rate Adjustment Date and (b) the Fifth Amendment Effective Date, which rate plus the Applicable Margin shall be in effect until the next Rate Adjustment Date.

Revolving Credit Period means the period commencing on the date of this Agreement and ending February 22, 2022; provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 7 or otherwise.

(b) The following definitions of “Benchmark”, “Board”, “Daily Simple SOFR”, “E-SIGN”, “Fifth Amendment Effective Date”, “LIBOR”, “SOFR”, “Term SOFR” and “UETA” are added to Section 1.01 (Definitions) of the Agreement:

“Benchmark” is defined in Section 2.03(d)(i)(A).

“Daily Simple SOFR” “means a daily rate based on SOFR and determined by Lender in accordance with the conventions for such rate.

“E-SIGN” means the Federal Electronic Signatures in Global and National Commerce Act (15 U.S.C. Chapter 29), as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.

“Fifth Amendment Effective Date” is February 22, 2021.

“LIBOR” is defined in Section 2.03(d)(i)(A).

“SOFR” means the secured overnight financing rate which is published by the Board of Governors of the Federal Reserve System (the “Board”) and available at www.newyorkfed.org.

“Term SOFR” means a forward-looking term rate based on SOFR and recommended by the Board.

“UETA” means the Uniform Electronic Transactions Act as in effect in the State of Missouri (§§432.200 – 432.295 R.S. Mo.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.

(c) Section 2.03(a) (Interest Rates and Payments) of the Agreement is deleted and replaced with the following:

(a) Interest on the principal balance of each Loan shall accrue at an annual rate equal to the Applicable Margin plus the greater of (i) 0% and (ii) the one-month LIBOR rate quoted by Lender from Reuters Screen LIBOR01 Page or any successor thereto which may be designated by Lender as provided below, which shall be that one-month LIBOR rate in effect two New York Banking Days prior to the Rate Adjustment Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate rounded up to the nearest one-sixteenth percent] and such rate to be reset monthly on each Rate Adjustment Date.

(d) Section 2.03(d) (Interest Rates and Payments) of the Agreement is deleted and replaced with the following:

(d) Lender’s internal records of applicable interest rates (including without limitation Lender’s designation of any successor interest rate index if the rate index described above shall become temporarily unavailable) shall be determinative in the absence of manifest error. If Lender has determined that (i)(A) the administrator, or any relevant agency or authority for such administrator, of the rate index described above (“LIBOR”) (or any substitute index which replaces LIBOR (LIBOR or such replacement, the “Benchmark”) has announced that such Benchmark will no longer be provided, (B) any relevant agency or authority has announced that such Benchmark is no longer representative, or (C) any similar circumstance exists such that such Benchmark has become unavailable or ceased to exist, or (ii) similar loans are being documented with a replacement rate to such Benchmark, Lender will (x) replace such Benchmark with a replacement rate or (y) if any such circumstance applies to fewer than all tenors of such Benchmark used for determining an interest period hereunder, discontinue the availability of the affected interest periods. In the case of LIBOR, (1) for any Loan where the rate is reset daily, such replacement rate will be Daily Simple SOFR plus the Applicable Margin and (2) for any Loan where the rate is reset at monthly or longer intervals, such replacement rate will be Term SOFR plus the Applicable Margin; provided that if Lender determines in its sole discretion that (I) Term SOFR is not available for the applicable advance at the time of such replacement or (II) the administration of Term SOFR is not administratively feasible for Lender, then such replacement rate will be Daily Simple SOFR, plus the adjustment described below. In each case, Lender will add an adjustment to Term SOFR or Daily Simple SOFR that is selected or recommended by the Board. In connection with the selection and implementation of any such replacement rate, Lender may make any technical, administrative or operational changes that Lender decides may be appropriate to reflect the adoption and implementation of such replacement rate. Lender does not warrant or accept any responsibility for the administration or submission of, or any other matter related to, LIBOR or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation whether any such alternative, successor or replacement rate will have the same value as, or be economically equivalent to, LIBOR.

(e) The following is added to the Agreement as Section 8.22 (Document Imaging; Telecopy and PDF Signatures; Electronic Signatures):

8.22. Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of Borrower, Lender may create electronic images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against Borrower and any other parties thereto. Lender may convert any Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, UETA, with the image of such instrument in Lender’s possession constituting an “authoritative copy” under UETA. If Lender agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If Lender agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including UETA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. Lender may rely on any such electronic signatures without further inquiry.

3. Costs and Expenses. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.

4. References to Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

6. Representations and Warranties. Borrower represents and warrants to Lender that as of the Effective Date:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing, recording or registration with, any governmental or regulatory instrumentality, authority, body, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By‑laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any governmental authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower in the Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

7. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

9. Notice Required by Section 432.047 R.S. Mo. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH

COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

10.    Counterparts. This Amendment may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.    Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received:

(a)    this Amendment, duly executed by Borrower;

(b) a Certificate of Secretary (with resolutions attached), certified by the Secretary of Borrower;

(c) recent certificates of corporate good standing for Borrower, issued by the Secretaries of State of Delaware and Missouri; and

(d) such other documents and information as reasonably requested by Lender.

Borrower and Lender executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
FIFTH AMENDMENT TO LOAN AGREEMENT

Borrower:

ENTERPRISE FINANCIAL SERVICES CORP

By: /s/ Matt Eusterbrock
Name: Matt Eusterbrock
Title: Senior Vice President- Finance

SIGNATURE PAGE- LENDER
FIFTH AMENDMENT TO LOAN AGREEMENT

Lender:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Phillip S. Hoerchler
Name: Phillip S. Hoerchler
Title: Vice President